SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                             Current Report
                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 10, 1997


                      Tech Electro Industries, Inc.
                (Exact Name of Registrant as Specified)

                                 Texas
             (State or other jurisdiction of incorporation)

       0-27210                               75-2408297
(Commission File Number)           (IRS Employer Identification No.)

4300 Wiley Post Road, Dallas, Texas                   75244-2131
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  972-239-7151

Item 1. Changes in Control of Registrant.

        In connection with the Offering described in Item 9, below, Placement
        & Acceptance, Inc. (the "Sales Agent") designated individuals who, effective February 10, 1997, were elected by the Board of Directors of the Registrant to fill vacancies of the Board of Directors of Registrant. On such date, those individuals constituted a majority of the directors of the Registrant. In addition, individuals designated by the Sales Agent were elected as Chairman of the Board, President and Corporate Secretary of the Registrant.

        While certain of the purchasers of common stock and options described in Item 9 have family and/or business relationships with each other, to the knowledge of management of the Registrant, no person or group of persons, including such purchasers, holds a majority or controlling interest in the voting securities of the Registrant, or has entered into any agreement or understanding respecting the voting of such securities, except as described above.

        The Sales Agent has agreed to support the election of directors nominated by prior management of the Registrant if, on or prior to March 10, 1998, the Sales Agent and the purchasers described in Item 9, below, have not either exercised Options (as described in Item 9), or acquired a majority of the common stock of the Registrant. Con-sequently,a further change in control of the Registrant may take place in the future.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits

             (1A) Press Release, February 11, 1997

             (1B) Press Release, February 12, 1997

             (2)  Sales Agent Agreement

             (3)  Form of Subscription Agreement

             (4)  Form of Option

Item 9. Recent Sales of Unregistered Securities.

        Pursuant to the terms of a Sales Agent Agreement, dated as of January 28, 1997, and in reliance upon the transaction exemptions afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission, under the Securities Act of 1933, as amended, Registrant authorized the sale of 1,100,000 shares of its

        Common Stock (the "Common Stock") and options to acquire an additional 1,000,000 shares of Common Stock (the "Offering"). On February 10, 1997, Registrant sold such Common Stock and Options exclusively to non-United States investors. Each of the purchasers in the Offering signed a subscription agreement confirming its compliance with Rules 902 and 903 of Regulation S.

        In conjunction with the sale of the Common Stock, the Company issued options to purchase 1,000,000 shares of Common Stock at an exercise price per share of $2.15 (the "Options"). Each Option expires thirteen months from the date of issuance thereof.

        Placement & Acceptance, Inc., a British Virgin Islands corporation, acted as sales agent (the "Sales Agent") in the sale of the Common Stock and the Options without the payment of commissions, discounts or other consideration. The Sales Agent acquired 75,000 shares of Common Stock and 100,000 Options on the same terms as all other purchasers in the Offering.

        Pursuant to the Sales Agent Agreement, upon the completion of the Offering, a majority of the members of the Board of Directors of Registrant are to consist of persons designated by the Sales Agent. Effective February 10, 1997, a majority of the members of the Board of Directors of Registrant were individuals selected by the Sales Agent.

        Attached hereto and incorporated herein by this reference are copies of a press releases issued on February 11, 1997 (Exhibit 1-A)) and February 12, 1997 (Exhibit 1-B), the Sales Agent Agreement between the Sales Agent and the Registrant (Exhibit (2)), and copies of the forms of Subscription Agreement(Exhibit (3)) and Option (Exhibit (4)).

                                      SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Tech Electro Industries, Inc.
                                        (Registrant)



        Date:  February 20, 1997         By/s/ William KimWah Tan
                                         ________________________
                                         William Kim Wah Tan
                                         Chairman of the Board

                                Index to Exhibits

Exhibit No.    Description

1-A       Press Release, dated February 11, 1997

1-B       Press Release, dated February 12, 1997

2         Sales Agent Agreement

3         Form of Subscription Agreement

4)        Form of Option

                                Exhibit 1A


                        Tech Electro Industries, Inc.

          TECH ELECTRO (TELE.O) February 11, 1997 -    Tech Electro Industries
Inc announced today that it has completed its previously-announced sale of 1.1 million shares of common stock and options to purchase an additional one million shares for total consideration of $ 1.87 million.

          Tech Electro imports, distributes and sells batteries, electronic components used in to manufacture and assemble high-technology products, such as computers and oil field equipment. Tech Electro is an authorized Panasonic modification center and distributor of Panasonic batteries.

                              Exhibit 1B

                             Press Release


          TECH ELECTRO INDUSTRIES, INC. (NASDAQ - TELE, TELEU, TELEW)
February 12, 1997 -    Tech Electro Industries Inc. announced today that, in
connection with the recently-announced sale of 1.1 million shares of common stock and options to purchase an additional one million shares for total consideration of $ 1.87 million (the shares underlying the options are exercisable at $2.10 per share), Mr. William Kim Wah Tan, Mr. Kim Yeow
Tan and Mr. Sadasuka Gomi were elected to the Board of Directors of Tech Electro to fill vacancies resulting from the resignation of prior directors. Concurrently with this election, Mr. William Kim Wah Tan was elected Chairman of the Board and President of the Company, Mr. Kim Yeow Tan was elected
Vice President of the Company, and Mr. Sadasuke Gomi was elected Corporate Secretary and Vice President of the Company. Mr. Craig D. La Taste will continue to serve as President of the Company's operating subsidiary, Computer Components Corporation and oversee existing operations, and Mr. La Taste and David Arnold will continue to serve as directors of the Company.

                                    Exhibit 2

                        Agreement for Private Placement of
                             Common Stock and Options

                          TECH ELECTRO INDUSTRIES, INC.

                                   Regulation S
                              Sales Agent Agreement

                            ACCREDITED INVESTORS ONLY

                                                         December 17, 1996

Placement & Acceptance, Inc.
c/o Wisma Stephens
#12-09, Jalan Chulan
50200
Kuala Lumpur, Malaysia

Ladies and Gentlemen:

           Tech Electro Industries, Inc. (together with its subsidiaries, the "Company"), a corporation organized under the laws of the State of Texas, hereby confirm its agreements with Placement and Acceptance, Inc., a British Virgin Islands corporation ("PAI"), as follows:


          1.    Description of the Offering.   The Company proposes to offer
to prospective purchasers ("Purchasers") an aggregate of 1,100,000 shares of its common stock, par value $.01 per share (the "Common Stock") and options to purchase an additional 1,000,000 shares of Common Stock (the "Options") at a combined price of $1.70 net to the Company (except as otherwise provided herein, the combined Common Stock and Options are referred to herein as the "Shares"). The offer and sale of the Shares will be referred to herein as the "Offering". The preferred minimum purchase per investor is 100,000 Shares; provided, however, that the Company may, in its discretion, allow an investor to purchase less than 100,000 Shares; provided, however, the Options may be exercised only in blocks of 150,000 shares of Common Stock. The Company and the Offering are more fully described in the Regulation S Offering Circular Memorandum relating to the offering dated January 28, 1997 (the "Memorandum"). All terms used herein, unless specifically defined herein, shall have the same meanings assigned in the Memorandum.

          2. Representations and Warranties of the Company. The Company represents and warrants that:

               (a) The Memorandum has been prepared by the Company and copies of such Memorandum and any amendments thereto have been delivered by the

Company to PAI for distribution to potential Purchasers. No stop order or other similar order or decree preventing the use of the Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), has been is sued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

               (b) The Common Stock is duly registered under Section 12(g) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company has filed all reports required by the Exchange Act during the last 12 months.

               (c) The Memorandum was, on the date of its issuance, and is, at the date hereof, accurate in all material respects and did not and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at such dates, not misleading and will be, as of the Closing Date (as herein defined) accurate in all material respects and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the Closing Date, not misleading.

               (d) The offer, sale and delivery of the Shares in the manner contemplated by this Agreement and the Memorandum will comply with the terms and conditions of Regulation S.

               (e) None of the Company, its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Shares or will offer or sell any Shares in the United States or to a U.S. Person (as defined in Regulation S).

               (f) The Company is, and at the Closing Date will be, a corpora-tion duly organized, validly existing and in good standing under the laws of Texas. The Company has, and at the Closing will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Memorandum. The Company is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. Except for Computer Components Corporation ("CCC") and Vary Brite Technologies, Incorporated ("VBT"), the Company's wholly-owned subsidiaries, and Universal Battery Corporation ("UBC"), the Company's majority-owned subsidiary, the Company has no subsidiary and does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firms, partnership, joint venture, association or other entity. Complete and correct copies of the Certificates of Incorpor-ation and of the By-laws of the Company and VBT, UBC, CCC and all amendments thereto have been delivered to PAI, and no change therein will be made sub-sequent to the date hereof and prior to the Closing Date.

               (g) The outstanding shares of Common Stock have been, and, the Shares to be issued and sold by the Company upon such issuance will be, when paid for as provided herein, duly authorized, validly issued, fully paid and nonassessable (except for the exercise price of the Options), will not be subject to any preemptive or similar right and are all entitled to the same rights, preferences and privileges (including dividends). The description of the Common Stock in the Memorandum is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Memorandum, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such options, rights, warrants, convertible securities or obligations.

               (h) The financial statements of the Company (including the related notes and supporting schedules) included in the Memorandum are materially true and correct and reflect the financial conditions of the Company, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved, except as otherwise stated therein.

               (i) King, Burns & Company, P.C., which has certified certain financial statements of the Company, whose report appears in the Memorandum is an independent public accountant within the meaning of the Securities Act.

               (j) The Company maintains a system of internal accounting con-trol sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (k) Subsequent to the respective dates as of which information is given in the Memorandum and prior to the Closing Date, except as set forth in or contemplated by the Memorandum, (i) there has not been and will not have been any change in the capitalization of the Company, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, arising for any reason whatsoever other than in the ordinary course of business, (ii) the Company has not incurred and will not incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for divid-ends payable on its Series A Preferred Stock and Series B Preferred Stock.
To the best of the Company's knowledge, it does not anticipate any material adverse changes in the Company's business, prospects or financial condition within the next twelve months.

               (l) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               (m) Except as set forth in the Memorandum, there are no actions, suits or proceedings pending or, to the Company's knowledge, threatened against or affecting the Company or any of its respective officers in their capacity as such, before or by any federal of state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company or its business, properties, business prospects, conditions (financial or otherwise) or results of operations taken as a whole (a "Material Adverse Effect").

               (n) Except as disclosed in the Memorandum the Company has, and at the Closing Date will have, (i) all governmental licenses, permits, con-sents, orders, approval and other authorizations necessary to carry on its business as contemplated in the Memorandum (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its material obligations required to be per-formed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agree-ment or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Company, no other party under any contract or other agree-ment to which it is a party is in default in any respect thereunder that would materially and adversely affect the Company. The Company is not, and at the Closing Date will not be, in violation of any provision of its certi-ficate of incorporation or by-laws.

               (o) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consideration by the Company of the transactions on its part herein contemplated.

               (p) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the trans-actions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the accelera-tion of any obligation under, the Certificate or Incorporation or By-laws of the Company, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

               (q) The Company has good and marketable title to all properties and assets described in the Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Memorandum or are not material to the business of the Company. The Company has valid, subsisting and enforceable leases for the properties described in the Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company.

               (r) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement was or will be, when made, inaccurate, untrue or incorrect in any material respect.

               (s) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (t) On or prior to the Closing Date the Shares (including Shares to be issued upon exercise of the Options) will be duly authorized for quotation on the Nasdaq Small Cap Market.

               (u) The Company is not involved in any material labor dispute nor,to the knowledge of the Company, is any such dispute threatened.

               (v) The Company owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business except as may be described in the Memorandum. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

               (w) Neither the Company nor, to the Company's knowledge, any person acting on the Company's behalf has (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful bribe, rebate, payoff, influence payment or kickback.

               (x) There are no material contracts or other agreements to which the Company is a party which have not been described in the Memorandum (includ-ing being listed as an Exhibit to the Form 10-KSB for the year ended December 31, 1995). All such contracts or other agreements to which the Company is a party have been duly authorized, executed and delivered by the Company, con-stitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

               (y) No material relationship (as described in Item 404 of Regulation S-X), exists between or among the Company on the one hand, and any director or officer of the Company or any holder of 5% or more of any class of equity security of the Company or any affiliate of any such director, officer, stockholder, customer or supplier of the Company on the other hand, except as described in the Memorandum.

               (z) The Company has filed all income, franchise, sales and other tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any questions or disputes pending or threatened relating to a tax deficiency which, if determined adversely to the Company, might have) a Material Adverse Effect.

               (aa) The Company has obtained all permits, licenses and other authorizations that are required under, and is otherwise in compliance with, all environmental laws relating directly to the Company's manufacture, storage, transportation and sale, and the use by others as intended by the Company, of the Company's products, including but not limited to the Federal Water Pollu-tion Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (21 U.S.C. Section 349, 42 U.S.C. Sections 201, 300f), Toxic Substances Control
Act (15 U.S.C. Section 2601 at seq.), Clean Air Act (42 U.S.C. 5 7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act
(42 U.S.C. Section 9601 et seq.), other appropriate laws and any other laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous sub-stances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, or petroleum and related products or under any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved there-under (collectively the "Environmental Laws"), except as otherwise set forth in the Memorandum or to the extent failure to have any such permit, license or authorization or failure to comply, individually or in the aggregate, does not have a Material Adverse Effect.

               (bb) To the best of the Company's knowledge, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, or plans relating to the business as presently being conducted by the Company that interfere with or prevent compliance or continued compliance with the Environmental Laws, or which would be reasonably likely to give rise to any legal liability (whether statutory or common law) or otherwise would be reason-ably likely to form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study, investigation, remediation or cleanup based on or related to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release into the workplace, the community or the environment of any pollutant, contaminant, chemical or industrial, toxic, or hazardous substance or waste, or petroleum and related products, except for any liabilities or any claims, demands or other actions specified above that will not individually or in the aggregate have a Material Adverse Effect, and except as previously dis-closed in the Memorandum, no asbestos-containing material and no underground or above-ground tanks are, to the best of the Company's knowledge, located on property owned or leased by the Company and none have been previously removed or filled by the Company or any predecessor of the Company.

               (cc) There are no contracts, agreements or understandings between the Company and any person (other than PAI) that would give rise to a valid claim against the Company or PAI for a brokerage commission, finder's fee or like payment in connection with the transactions contemplated by this Agree-ment.

               (dd) The Company causes to be maintained insurance covering the properties, operations, personnel and businesses of the Company in such amounts and against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof, and will be outstanding and duly in force on the Closing Date,

               (ee) The Shares when issued and paid for will be issued to the designated holder and such holder will obtain valid and marketable title to the Shares free of any adverse claim with respect thereto and the Shares will be free and clear of all liens, encumbrances and claims other than as provided for in the Memorandum and herein.

               (ff) The Company has not offered and will not offer the Shares to any person in the United States, any identifiable group of U.S. citizens abroad, nor to any U.S. Person;

               (gg) At the time the buy order will be originated, the Company and/or agents will reasonably believe each Purchaser was outside the United States and was not a U.S. Person;

               (hh) The Company and/or its agents believe that the sale of the Shares has not been and will not be prearranged with a buyer in the United States or for the account or benefit of such a buyer.

          3. Representations and Warranties of PAI. PAI represents, covenants, and warrants to the Company that:

               (a) PAI is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with all requisite power and authority to enter into this Agree-ment and to carry out its obligations hereunder.

               (b) This Agreement has been duly authorized, executed and delivered by PAI and is a valid and binding agreement on PAI's part enforce-able in accordance with its terms.

               (c) The consummation of the transactions contemplated herein and those contemplated by the Memorandum will not result in any breach of any of the terms or conditions of or constitute a default under any indenture, agreement or other instrument to which PAI is a party, or violate any law or any order directed to PAI by any court or any federal or state regulatory body or administrative agency having jurisdiction over PAI, its affiliates, or its property.

               (d) PAI acknowledges that the Shares have not been and will not be registered under the Securities Act (except as otherwise may be provided herein) and may not be offered or sold within the United States or to or for the account or benefit of a U.S. Person except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. PAI has not offered or sold, and will not offer or sell, any Shares within the United States or to any U.S. Person or for the account or benefit of any U.S. Person. All sales of the Shares by PAI will be made in offshore transactions and otherwise in strict compliance with the terms and conditions set forth in the Memorandum and Regulation S promulgated under the Securities Act. PAI or its affiliates will receive an executed Confirmation Letter from each of the Purchasers of the Shares substantially in the form of Exhibit A. PAI shall certify in writing at the Closing Date that all Shares to be purchased and sold have been purchased and sold and the Offering is terminated. None of PAI, any of its affiliates, or any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Shares. All offers and sales of the Shares until the fortieth day after the Closing Date (the "Termination Date") shall be made in accordance with Rule 903 or 904 of Regulation S, pursuant to registration of the Shares under the Securities Act, or pursuant to an available exemption from the registration requirements under the Securities Act. Terms used in this paragraph have the meanings given to them by Regulation S, unless the context otherwise requires.

               (e) No action is being taken or is contemplated by PAI that would permit a public offering of the Shares or distribution of the Memorandum or any other offering material relating to the Shares in any jurisdiction where, or in any other circumstances in which, action for those purposes is required (other than in jurisdictions where such action has been duly taken). PAI understands and agrees that it will comply with all applicable laws and regulations in any jurisdiction in which it may offer, sell or deliver Shares and that it will not, directly or indirectly, offer, sell or deliver Shares or distribute or publish any prospectus, circular, advertisement or other offering material in relation to the Shares in or from any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of Shares by it will be made on the foregoing terms.

               (f) Neither PAI nor any of its directors, officers or controll-ing persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

               (g) PAI will offer and sell the Shares only to persons and entities who are not a "U.S. person" as defined in Rule 902 of Regulation S, were not organized under the laws of any U.S. jurisdiction, and were not formed for the purpose of investing in securities not registered under the Securities Act.

               (h) At the time any buy order for the Shares are originated, PAI shall believe and have reason to reasonably believe that the Purchaser was outside the United States.

               (i) Until the Termination Date PAI will not within or outside the United States with regard to the Company's Common Stock engage in any short-selling or other hedging transactions, such as equity swaps or other types of derivative transactions, designed to transfer the burdens of owner-ship of the Shares back to the United States market.

               (j) In the event of resale of the Shares prior to the Termina-tion Date, PAI shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Shares stating that such purchaser is subject to the same restrictions on offers and sales that apply to PAI, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale prior to the Termination Date.

          4. Covenants of the Company. As additional consideration hereunder, the Company agrees as follows:

               (a) To deliver to PAI, at the expense of the Company, as many copies of the Memorandum (including all amendments and supplements thereto) as PAI may reasonably request.

               (b) If, at any time prior to the Closing Date, any event shall occur as a result of which the Memorandum, as then amended or supplemented, would include a statement of fact which is not true and accurate in all material respects, or omit any fact the omission of which would make mis-leading in any material respect any statement therein, or if for any other reason it shall be necessary to amend or supplement the Memorandum, the Company will so amend or supplement the Memorandum and will promptly notify PAI and will, at the expense of the Company, supply to PAI (and to any persons designated by PAI) such amendments or supplements to the Memorandum as may be necessary so that the statements in the Memorandum as so amended or supple-mented will not, in the light of the circumstances existing at the time, be misleading.

               (c) To notify PAI promptly of any change having or which is likely to have a Material Adverse Effect relating to any of the Company's representations, warranties, covenants or agreements contained herein that occurs at any time prior to the payment of the full purchase price for the Shares to the Company on the Closing Date.

               (d) None of the Company, any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of the foregoing will engage in any directed selling efforts with respect to the Shares within the meaning of Regulation S. None of the Company or any such affiliates shall issue any advertisements or press releases or file any docu-ments with the Securities and Exchange Commission, Nasdaq or otherwise publicly disclose any information with regards to the offering or sale of the Shares without the prior approval of PAI except the Company will promptly file a Form 8-K reporting the sale of the Shares as required by Form 8-K and will make such other filings as required by laws and regulations applicable to the Company. Any such advertisement, release or filing made with the consent of PAI shall be determined not to be a directed selling effort for purposes of this Agree-ment, the Memorandum and any opinion or certificate in connection herewith.

               (e) The Company will use the net proceeds received from the issuance of the Shares in the manner specified in the Memorandum under "Use of Proceeds."

               (f) The Company will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares at any time prior to the Closing Date.

               (g) On or after the Termination Date at the request of a Pur-chaser who is not an affiliate of the Company, the Company will cause its transfer agent within two business days, (or on the Termination Date if the request was received at least two business days prior to the Termination Date) at the Company's expense (including transportation and insurance), to exchange the certificate for the Shares issued to such Purchaser on the Closing Date for new certificates for the same number of Shares, without any legends or stop transfer notices. Prior to the Termination Date all certificates for the Shares shall bear the following legend:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER
          THE UNITED STATES SECURITIES ACT OF 1933, AS
          AMENDED (THE "SECURITIES ACT"), AND SUCH
          SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR
          OTHERWISE TRANSFERRED EXCEPT (1) IN AN
          OFFSHORE TRANSACTION IN ACCORDANCE WITH
          RULE 903 OR RULE 904 OF REGULATION S UNDER THE
          SECURITIES ACT OR (2) PURSUANT TO AN EXEMPTION
          FROM REGISTRATION AS CONFIRMED IN AN OPINION
          OF COUNSEL SATISFACTORY TO TECH ELECTRO
          INDUSTRIES, INC., AND IN EACH CASE IN
          ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

               (h) If, as a result of any changes in Regulation S after the Closing Date, or for any other reason, including, but not limited to the fail-ure of the Company or PAI to comply with any of the provisions of Regulation
S in the offer and sale of the Shares, the Shares, in the reasonable opinion of counsels to the Company and PAI, cannot on or after the Termination Date be resold by any of the Purchasers in the United States without registration under the Securities Act, the Company, at its expense, will immediately after the Termination Date, file a registration statement under the Securities Act and use its best efforts to have such registration statement declared effective and kept effective at least through the earlier of the second annual anniver-sary of the Closing Date or the expiration of the Company's obligation and undertaking to file post-effective amendments to its Form SB-2 Registration Statement, File No. 33-98662, with respect to its Redeemable Class A Warrants and underlying shares of Common Stock, which registration statement shall pro-vide for the sale of the Common Stock and shares of Common Stock underlying the Options included in the Shares by the Purchasers in the United States. Notwithstanding the above, no registration statement will be required if a Purchaser becomes an affiliate of the Company or fails to comply with Regula-tion S.

               (i) For five years after the date hereof, the Company shall send to PAI copies of all filings with the Securities and Exchange Commission (simultaneously with such filing) and copies of all press releases (faxed when released).

               (j) On the Closing Date, a majority of the members of the board of directors of the Company shall be individuals designated by PAI; provided, that if, within 13 months following the Closing, either (i) the Options have not been exercised, or (ii) PAI or purchasers of the Common Stock hereunder or their designees have not acquired a majority of the voting securities of the Company, PAI and the purchasers of Common Stock shall vote their shares of Common Stock at the following annual meeting of the Company's shareholders so that a majority of the directors of the Company are individuals designated by Craig D. La Taste.

               (k) On the Closing Date, Martin Frank and Craig D. La Taste shall have entered into employment agreements with CCC in form and substance mutually acceptable to the Board of Directors of CCC and the Company, and PAI.

               (l) The Options may only be exercised (i) by a person who is not a U.S. person (as defined in Regulation S), (ii) if not exercised on behalf of a U.S. person, (iii) if no U.S. person has any interest in the Options being exercised or the underlying securities to be issued upon exercise, and (iv) if the Options are exercised outside the United States and the shares underlying the Options are to be delivered outside the United States. If the above cannot be complied with, then the Options can be exercised only if a written opinion of counsel, the form and substance of which is acceptable to the Company, is delivered to the Company prior to exercise to the Options being exercised, that the underlying securities delivered upon exercise have been registered under the Securities Act, or the securities are exempt from registration thereunder and specifying the exemption.

          5. Purchase, Sale, and Delivery of the Shares. On the basis of the covenants, representations, and warranties herein contained and subject to the terms and conditions herein set forth:

               (a) The Company hereby engages PAI as its agent to solicit sub-scriptions to the Shares in accordance with the terms of the Memorandum and this Agreement, and PAI agrees to use its best efforts to solicit such sub-scriptions. Such subscriptions shall be evidenced by the completion and execution by the prospective Purchaser and acceptance by the Company of the Subscription Agreement and related documents in the form included in the Memorandum. It is understood that no sale shall be regarded as effective unless and until accepted in writing by the Company and that the Company reserves the right in its sole discretion for any reason to refuse to sell Shares to any person at any time.

                    (i) PAI is obligated to place all of the Shares on a "firm commitment" basis. If PAI or its affiliates believe they have not received firm, irrevocable and paid orders to purchase the Shares by February 7, 1997, PAI will be obligated to purchase such number of Shares as are necessary to complete the offering of the Shares by February 21, 1997.

                    (ii) The exact number of Shares to be purchased by PAI and/or the Purchasers shall be not less that one million one hundred thousand (1,100,000) shares of Common Stock and one million (1,000,000) Options. The Options shall be in the form of and contain the terms as set forth in the form of Option attached hereto as Exhibit B and incorporated herein.

                    (iii) PAI shall notify the Company by no later than 5:00 p.m., Dallas time on February 16, 1997 as to the time and date for the purchase of the Shares (the "Closing Date") which Closing Date shall be within five business days of giving the notice.

               (b) After the Closing Date, PAI, except as otherwise specifically provided herein, will not be considered to have any continuing or future duty or obligation of any kind to the Company. PAI has not assumed, nor will it assume or be permitted to assume any duties, responsibilities, or obligations regarding the management, operations, or any of the business affairs of the Company after the Closing Date.

          6. Delivery of and Payment for the Shares. Delivery of and pay-ment for the Shares shall be made at the offices of Jeffer, Mangels, Butler & Marmaro LLP, at 2121 Avenue of the Stars, 10th Floor, Los Angeles, California 90067 on the Closing Date as determined by PAI pursuant to Section 5(a)(iii) hereof, or at such other place as the parties may agree.

               Payment for the Shares (in an amount equal to the aggregate amount payable for the Shares calculated at the purchase price set forth in Paragraph 1, above) shall be made on the Closing Date to the Company or its order in United States dollars in same day funds by wire transfer (or if such transfer is impracticable, by cashier bank check) to a United States dollar account of the Company (under the account name of Tech Electro Industries, Inc.

                Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as PAI shall request at least two business days prior to the Closing Date by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 12 hours prior to the Closing Date.

          7.   Expenses of Sale.   The Company will pay all expenses incident
to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants. PAI will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants.

          8.   Conditions to PAI's Obligations.   PAI's obligations hereunder
shall be subject to the accuracy of and compliance with, as of the date hereof and on the Closing Date, the representations and warranties contained in Sec-tion 2 hereof, the performance by the Company of its obligations hereunder required to be performed on or before the Closing Date, and to the following further conditions:

               (a) PAI shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Memorandum or any amendment or supple-ment thereto contains an untrue statement of a fact which, in the opinion of PAI, is material or omits to state a fact which, in the opinion of PAI, is material and is required to be stated therein or is necessary to make the statements therein in light of the circumstances under which they were made not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the certificates representing the Shares and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for PAI, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable then to pass upon such matters.

               (c) All proceedings and legal matters incident to the sale of the Shares shall be reasonably satisfactory in all material respects to counsel for PAI, and each Purchaser shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) There shall have not occurred any event or occurrence constituting a Material Adverse Effect in the financial condition, prospects, assets or operations of the Company, taken as a whole, since November 11, 1996.

               (e) There shall be no litigation, action, or proceeding pending or threatened regarding this Agreement or the transactions contemplated hereby.

               (f) PAI shall have completed, to its satisfaction, a "due diligence" examination of the books, records and operations of the Company and its subsidiaries.

               (g) Carl A. Generes shall have furnished to PAI its written opinion, as counsel to the Company addressed to PAI and dated the Closing Date, substantially in the form of Exhibit C hereto.

               (h) The Company shall have furnished to PAI a certificate, dated the Closing Date, of the President and the chief financial officer of the Company stating that:

                    (i) The representations, warranties and agreements of the Company contained herein are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date; the Company has complied in all material respects with all its agreements contained herein to be per-formed on or prior to the Closing Date; and the conditions precedent to the obligations of PAI set forth herein have been fulfilled; and

                    (ii) Such officers have reviewed, or have had reviewed on their behalf, the Memorandum and (A) as of the date hereof, and as of the Closing Date, the Memorandum did not, and will not, include any untrue state-ment of a material fact and did not, and will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date thereof no event has occurred which should have been set forth in a supplement or amendment to the Memorandum.

               (i) Subsequent to the date of the execution of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the United States over-the-counter market shall have been suspended or limited or minimum prices shall have been established on any such exchange or such market by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by the United States Federal, New York State or Texas State authority or authorities,
(iii) the United States shall have become engaged in any war or there shall have been a declaration of a national emergency by the United States which makes it, in the reasonable judgment of PAI, after consultation with the Com-pany, impracticable or inadvisable to proceed with the offering and distribu-tion of the Shares in the manner contemplated herein, (iv) any material adverse change in United States or international financial, political or economic con-ditions which makes it, in the reasonable judgment of PAI, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein, or (v) there shall have been any Material Adverse Effect, otherwise than as set forth or contemplated in the Memorandum, so as to make it, in any such case in the reasonable judgment of PAI, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein.

               (j) The Common Stock of the Company shall have been approved for quotation on the Nasdaq Small Cap Market.

               (k) The Company shall have furnished to PAI such further information, certificates and documents as PAI may reasonably request.

               (l) The Company shall have entered into employment agreements with Craig D La Taste and Martin Frank in form and substance reasonably accept-able to PAI.

               All opinions, letters, evidence and verification mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel of PAI.

          9. Conditions to the Company's Obligations. The Company's obliga-tions hereunder shall be subject to (i) the accuracy and compliance with, as of the date hereof and on the Closing Date, the representations, warranties and covenants of PAI contained in Section 3 hereof to the reasonable satisfaction of the Company and its counsel and (ii) the receipt of a Confirmation Letter from each Purchaser, fully executed Subscription Agreements for all of the Shares and tender of the Purchase Price.

          10.  Reorganization of Subsidiaries.

               (a) Within thirty (30) days following the Closing, the Company shall take all necessary steps to transfer to CCC all of the common stock of VBT and UBC currently owned by the Company. Concurrently with such transfer, CCC or its subsidiaries shall assume all liabilities and acquire all assets of the Company, except for the stock of CCC and assets specified in Exhibit D hereto, and except for a portion of the funds derived from the sale of the Common Stock, and exercise of the Options and outstanding warrants, as described below.

               (b) The Company shall contribute to CCC as additional capital $1,500,000 of the funds derived from the issuance of the Common Stock promptly following the Closing. All such funds shall be used by CCC or its subsidiaries solely to fund acquisitions, expansion and growth by such companies; provided, that CCC shall not acquire, or cause any subsidiary or affiliate to acquire, any business entity without the prior consent of the Board of Directors of the Company.

               (c) The Company shall, promptly after receipt thereof, con-tribute to CCC as additional capital eighty-four percent (84%), or an aggregate of approximately $1,800,000, of the funds realized by the exercise of the Options. All such funds shall be used by CCC or its subsidiaries solely to fund expansion and growth by such companies.

               (d) The Company shall, promptly after receipt thereof, contrib-ute to CCC as additional capital eighty-four percent (84%) of the funds realized by the exercise of the Company's outstanding warrants. All such funds shall be used by CCC or its subsidiaries solely to fund expansion and growth by such companies.

               (e) If the Company is unable to meet its commitment to pay dividends on the Series A or Series B Preferred Stock in the five years follow-ing the Closing, CCC shall funds such dividends promptly upon TEI's request.

               (f) If the Company determines to acquire a business entity, the Company may request that the funds for such acquisition be provided by CCC; provided, that any such request must be approved by a unanimous vote of the Company's Board of Directors.

          11. Fairness Letters and Appraisals. The parties hereto agree that, should the Board of Directors of the Company determine it to be in the best interests of the Company to obtain an appraisal or fairness opinion regarding an acquisition by the Company, of assets or securities of an affiliate of the Company (as that term is defined in Rule 144(a)(1) under the Securities Act, the appraisal or fairness opinion shall be conducted by a "Big Six" accounting firm or by an internationally-recognized investment banking firm.

          12.  Indemnification.

               (a) The Company will indemnify and hold PAI harmless against any losses, claims, damages or liabilities, joint or several, to which PAI may become subject under the Securities Act, the Exchange Act, the various state securities acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, any other offering documentation authorized by the Company or state "blue sky" application prepared on behalf of the Company or any amend-ment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse PAI for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum, in any other offering documentation prepared by the Company or in any state "blue sky" application prepared on behalf of the Company or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by PAI specifically for use in the pre-paration thereof.

          The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, PAI's officers and directors and its counsel and each person, if any, who "controls" PAI within the meaning of the Securities Act or the Exchange Act.

               (b) PAI will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities, joint or several, to which it may become subject, under the Securities Act, the Exchange Act, the various state securities acts or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, in any other offering documentation or state "blue sky" application prepared on behalf of the Company or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not mis-leading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Memorandum, in any other offering documentation or in any state "blue sky" application prepared on behalf of the Company or such amendment or supple-ment in reliance upon and in conformity with written information furnished to the Company by PAI specifically for use in the preparation thereof. PAI also will reimburse the Company for such legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action as to which PAI is required to indemnify the Company.

          The foregoing indemnity agreement shall extend upon the same terms and conditions to, and shall inure to the benefit of, the officers, directors, employees, agents, accountants, counsel and affiliates of the Company and each person, if any, who "controls" the Company within the meaning of the Securities Act or the Exchange Act.

               (c) Promptly after receipt by an indemnified person of notice of the commencement of any action, such indemnified person shall, if a claim in respect thereof is to be made against the indemnifying party under such subparagraph, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against such indemnified party, and it shall notify the indemnifying party of the commence-ment thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by the indemnifying party but satisfactory to such indemnified party, and after the indemnified party shall have received notice from the agreed upon counsel that the defense under such paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

          13. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements of the Company and PAI herein or in certificates delivered pursuant hereto, and the indemnity agree-ment contained in Section 11 hereof, shall survive the delivery and execution of this Agreement and the Closing Date and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of PAI or any controlling person or any controlling person thereof, the Company, or any of its officers, directors, partners, or any controlling persons. The indemnification provisions of Section 11 hereof are in addition to any and all remedies or rights any of the parties hereto may have, including the right to sue and recover damages for any breach of any representation, warranty or covenant made or given by one or more parties to any other party.

          14.  Notices.   All notices or communications hereunder, except as
herein otherwise specifically provided, shall be in writing and if sent to PAI or the Company shall be mailed, delivered or telegraphed and confirmed to PAI or the Company at its address set forth above for PAI and for the Company at 4300 Wiley Post Road, Dallas, Texas 75244, attention: Craig D. La Taste. PAI or the Company may change its address for receiving notices by giving written notice to the other parties.

          15.  Parties.   This Agreement shall inure to the benefit of and be
binding upon PAI and the Company, and each of their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors and counsel referred to in this Agreement, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision herein contained.

          16.  Severability.   Every provision in this Agreement is intended
to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

          17.  Captions.   The captions or headings in this Agreement are
inserted for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

          18.  Applicable Law.   This Agreement shall be governed by and con-
strued under Texas law.

          19.  Prior Agreements.   This Agreement supersedes all prior agree-
ments oral or written, covering the same subject matter.

          If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose whereupon this letter shall constitute a binding agreement between us.

                              Very truly yours,

                              TECH ELECTRO INDUSTRIES, INC., a Texas
                              corporation


                              By _________________________________
                              Its:  President



ACCEPTED AND AGREED TO

this 17th day of December, 1996


PLACEMENT & ACCEPTANCE, INC.
a British Virgin Islands corporation


By __________________________
Its___________________________



ACCEPTED AND AGREED TO

this 28th day of January, 1997,
as to Paragraph 10 only.


COMPUTER COMPONENTS
CORPORATION


By __________________________
Its:  President

                                Exhibit 3


                 OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


                                                     ______________,1997

          THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT (hereinafter the "Agreement") has been executed by the undersigned in connection with the sale of such number of shares of Common Stock, $0,01 par value per share ("Common Stock") and options ("Options") to purchase Common Stock of Tech Electro Industries, Inc. (the "Seller" or the "Company") (NASDAQ symbol: "TELE"), a corporation organized under the laws of the State of Texas, to the Buyer whose name and address are set forth on the signature page hereof (hereinafter "Buyer"). As used in this Agreement, the term "Unit" means the Common Stock and the Options, and, where the context requires, the Common Stock underlying the Units. Seller and Buyer (hereinafter collectively, the "parties") each hereby represents, warrants and agrees as follows:

          1.   AGREEMENT TO SUBSCRIBE; PURCHASE PRICE

          (i) Buyer hereby subscribes for the number of shares of Common Stock and Options at a subscription price of $1.70 U.S. per share of Common Stock, with no additional consideration payable with respect to Options, pay-able in United States Dollars, shown below its signature on page 7 hereof.

          (ii) Buyer shall pay the purchase price by delivering same day funds in United States Dollars to an agent or as otherwise agreed between the parties, to be delivered to the order of Seller upon delivery of the Common Stock and Options.

          (iii) This Agreement has been executed in connection with an offer-ing by Seller of its Common Stock and Options pursuant to Regulation S (the "Offering"). Buyer will be notified of the date of the completion of the Offer-ing (the "Closing Date").

          2.   BUYER'S REPRESENTATIONS

               Buyer represents and warrants to Seller as follows:

          (i) Buyer is not a "U.S. person" as defined in Rule 902 of Regula-tion S promulgated under the Securities Act of 1933, as amended (the "Securities Act"), was not organized under the laws of any U.S. jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

          (ii) At the time the buy order for this transaction was originated, Buyer was outside the United States;

          (iii) No offer to purchase the Units was made in the United States nor were any "directed selling efforts," as defined in Rule 902 of Regulation S, made to it in the United States;

          (iv) Buyer is purchasing the Units for its own account for invest-ment purposes and not with a view towards distribution. Buyer does not have a contract, understanding, or arrangement with any person to sell, transfer, or grant a participation to such person or a third party with respect to the Units;

          (v) All subsequent offers and sales of the Units and the underlying Common Stock will be made outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, pursuant to registration of the Units under the Securities Act, or pursuant to an exemption from such registration. Buyer understands the conditions of the exemption from registration afforded by
Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. In any case, Buyer will not resell the Units to or for the account or benefit of U.S. Persons or within the United States until after the end of the forty (40) day period commencing on the date of completion of the Offering (as defined above) (the "Restricted Period"). During the Restricted Period Buyer will not within the United States with regard to Seller's Common Stock engage in any short-selling or other hedging transactions, such as equity swaps or other types of deriva-tive transactions, designed to transfer the burdens of ownership of the Shares back to the United States market.

          (vi) Buyer understands that the Units are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Seller is relying upon the truth and accuracy of the representations, war-ranties, agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the applicability of such provisions. Accordingly, Buyer agrees to notify Seller of any events which would cause the representa-tions and warranties of Buyer to be untrue or breached at any time after the execution of this Agreement by Buyer and prior to the expiration of the Restricted Period;

          (vii) This Agreement has been duly authorized, validly executed, and delivered on behalf of Buyer and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

          (viii) Any offering documents received by Buyer include statements to the effect that the Units have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons during the Restricted Period, unless the Units are registered or unless such resale is exempt from or not subject to the registration requirements of the Securities Act;

          (ix) Buyer, in making the decision to purchase the Units subscribed for, has relied upon solely upon the Offering Circular and the Exchange Act documents attached thereto and relating to the Offering prepared by Seller;

          (x) In the event of resale of the Units during the Restricted Period, Buyer shall provide a written confirmation or other written notice to any distributor, dealer, or person receiving a selling concession, fee, or other remuneration in respect of the Units stating that such purchaser is sub-ject to the same restrictions on offers and sales that apply to Buyer, and shall require that any such purchaser shall provide such written confirmation or other notice upon resale during the Restricted Period;

          (xi) Buyer has not taken any action that would cause Seller to be subject to any claim for commission or other fee or remuneration by any broker, finder, or other person and Buyer hereby indemnifies Seller against any such claim caused by the actions of Buyer or any of its employees or agents;

          (xii) Buyer acknowledges that he is familiar with Regulation S and represents and warrants that he will comply with the terms thereof.

     3.   SELLER'S REPRESENTATIONS

          Seller represents and warrants to Buyer as follows:

          (i) Seller is a "domestic issuer" and a "reporting issuer", as such terms are defined in Rule 902 of Regulation S. Seller has registered its common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is in full compliance with all reporting re-quirements of Section 13(a) of the Exchange Act for at least the last 12 months, and Seller's Common Stock trades on the Nasdaq Small Cap Market;

          (ii) Seller has furnished Buyer with copies of Seller's most recent annual report on Form 10-K and the most recent quarterly report on Form 10-Q (the "SEC Filings");

          (iii) Since the date of the Company's SEC Filings, except as other-wise stated in the Offering Circular, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

          (iv) Seller has not offered the Units to any person in the United States, any identifiable group of U.S. citizens abroad, nor to any U.S. Person;

          (v) At the time the buy order was originated, Seller and/or agents reasonably believed Buyer was outside the United States and was not a U.S. Person;

          (vi) Seller and/or its agents believe that the sale of the Units has not been prearranged with a buyer in the United States or for the account or benefit of such a buyer;

          (vii) Seller has not conducted any "directed selling efforts" with respect to the Units nor has Seller conducted any general solicitation (as that term is used in Regulation D under the Securities Act) with respect to the Units;

          (viii) The Units when issued and delivered will be duly and validly authorized and issued, fully-paid and nonassessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholder of Seller with respect to the Units;

          (ix) This Agreement has been duly authorized and validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bank-ruptcy or other laws affecting the enforcement of creditors' rights generally;

           (x) The execution and delivery of this Agreement and the consum-mation of the issuance of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the certificate of incorporation (or charter) or bylaws of the Seller, or any indenture, mortgage, deed of trust or other material agreement or instrument to which Seller is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over Seller or any of its properties or assets;

          (xi) Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Units as contemplated by the Agreement;

          (xii) Seller will issue one or more share certificates representing the Units without restrictive legend in the name of Buyer. Seller further war-rants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Units and the Common Stock under-lying the Units shall otherwise be freely transferable on the books and records of Seller. Seller will notify the transfer agent of the date of completion of the Offering, a date not later than the Closing Date, and of the date of expir-ation of the Restricted Period, a date not later than forty (40) days from the Closing Date. Nothing in this section shall affect in any way Buyer's obliga-tions and agreement to comply with all applicable securities laws upon resale of the Units and the underlying Common Stock, including the restrictions pro-vided for in section 2(v) hereof;

          (xiii) Seller has taken and will take no action that will affect in any way the running of the Restricted Period or the ability of Buyer to resell the Units and the Common Stock underlying the Units, in accordance with applicable securities laws and this Agreement;

          (xiv) Seller will comply with all applicable securities laws with respect to the sale of the Units, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the Nasdaq stock market or any other regulatory authority.

     4.   COVENANTS.

          The Company hereby agrees that, upon demand of holders of the Units or the underlying Common Stock, as a result of a regulatory development includ-ing, but not limited to, an amendment of Regulation S, or any "no-action" or written interpretive guidance from the Securities and Exchange Commission, which call into question the ability of Buyer to resell the Units or the under-lying Common Stock without registration, the Company will file, and use its reasonable best efforts to cause to become effective, a registration statement on Form S-3 (or any other available form) under the Securities Act covering the resale of the Common Stock issuable upon conversion of the Options. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the shares of Common Stock are sold, whichever is earlier. The Company shall provide the Buyer with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Common Stock issuable upon conversion of the Options. The Company shall bear all expenses incurred in connection with any such registration, excluding discounts and com-missions and other expenses of the Buyer (including, but not limited to Buyer's counsel's fees).

     5.   CLOSING.

          Share certificates for the Common Stock and Options shall be delivered to Buyer and the funds therefor shall be delivered to Seller on ___________, or at such other time as the parties hereto may mutually agree.

     6.   CONDITIONS TO CLOSING

          (i) Buyer understands that Seller's obligations to sell the Units is conditioned upon delivery into escrow or otherwise as agreed between Buyer and Seller by Buyer of the aggregate purchase price set forth in Section 1 hereof.

          (ii) Seller understands that Buyer's obligation to purchase the Units is conditioned upon delivery of certificate(s) representing shares of Units without restrictive legend as described herein and provision of an opinion of counsel confirming that Seller is a "domestic issuer" and a "reporting issuer," and that Seller has registered its Common Stock pursuant to Section 12(g) of the Exchange Act, as set forth in Section 3(i) above, as well as the matters set out in Section 3(vii), (viii), (ix), (x) and (xi) above.

     7.   GOVERNING LAW; INTERPRETATION.

          This Agreement shall be governed by an interpreted in accordance with the laws of the State of Texas. Facsimile signatures of this Agreement shall be binding on the parties hereto. All terms used herein that are defined in Regulation S under the Securities Act shall have the meanings set forth therein.

     IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

Tech Electro Industries, Inc.


By ______________________________
     Craig D. La Taste, President


Name of Purchaser  (Individual or Institution):


______________________________

Name of Individual representing Purchaser (if an Institution):


______________________________

Title of Individual representing Purchaser (if an Institution):


______________________________

Signature by:  Individual Purchaser of Individual representing Purchaser


______________________________

Address:

Telephone:____________________
Telecopier:___________________

NUMBER OF UNITS ____________________________
AGGREGATE PURCHASE PRICE:  $___________________

                                Exhibit 4

THIS OPTION AND THE SHARES OF COMMON STOCK UNDERLYING THIS OPTION (collectively, the "Securities") HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (the "Act") AND MAY NOT BE EXERCISED IN THE UNITED STATES OR BY A "U.S. PERSON" (as defined in Section 9 hereof) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT IS APPLICABLE OR AS OTHERWISE PROVIDED IN REGULATION S PROMULGATED UNDER SUCH ACT. IN ADDITION, FOR FORTY DAYS AFTER THE CLOSE OF THE SALES BY THE COMPANY OF ANY UNITS OF WHICH THIS
OPTION IS A PART (the "Restricted Period"), NO OFFERS OR SALES OR TRANSFERS (INCLUDING INTERESTS THEREIN) MAY BE MADE OF ANY OF THE SECURITIES IN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT AND BENEFIT OF A U.S. PERSON, EXCEPT AS PERMITTED BY REGULATION S.

                                  OPTION
                        TO PURCHASE COMMON STOCK IN
                       TECH ELECTRO INDUSTRIES, INC.

                          Exercisable Commencing
                            February 10, 1997
                                Void After
                             March 10, 1998

Holder:

Number of Options:


                            _______________


     THIS CERTIFIES THAT Holder is the owner of the number of Options set forth above of Tech Electro Industries, Inc., a Texas corporation (hereinafter called the "Company"). Upon surrender of each Option, the registered holder shall be entitled to purchase for $2.15 one share of Common Stock of the Company ("Com-mon Stock"). Options may be exercised only in multiples of 250,000. This Option is issued in connection with the acquisition of Units consisting of the Company's Common Stock and Options to acquire Common Stock as set forth in that certain Subscription Agreement dated as of January 28, 1997 (the "Agreement").

     For purposes of this Option, the term "Affiliated Person" means Holder or any entity controlled by or under common control with Holder. For purposes hereof, a person shall be deemed to have "control" of an entity if such person is the owner of a majority voting interest in such entity.

     1. Right to Exercise Options. The rights represented by this Option may be exercised at any time commencing on January 28, 1997 (the "Exercise Date"), and terminating at 2:00 p.m., Los Angeles time, thirteen (13) months after the Exercise Date.

     2. Exercise of Options. Subject to the provisions of this Option, the rights represented by this Option may be exercised by (i) surrender of this Option (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company); and (ii) payment to the Company of the exercise price for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any. This Option may be exercised only in multiples of 250,000. This Option shall be deemed to have been exercised immediately prior to the close of business on the date the Option is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to Holder within a reasonable time, not exceeding thirty
(30) business days, after the rights represented by this Option shall have been so exercised, and, during the Restricted Period (as defined in the legend first appearing on the cover page hereof), shall bear a legend in substantially the following form:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE
     WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNLESS (A) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (B) THE COMPANY HAS RECEIVED WRITTEN REPRESENTATIONS FROM THE HOLDER AND THE PROPOSED TRANSFEREE, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO
     THE COMPANY, ESTABLISHING THAT REGISTRATION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS NOT NECESSARY IN CONNECTION
     WITH SUCH SALE OR TRANSFER, OR (C) THE TRANSFER AGENT (OR THE COMPANY IF THEN ACTING AS ITS TRANSFER AGENT) IS PRESENTED WITH EITHER A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE
     COMPANY OR A "NO-ACTION' OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH
     SALE OR TRANSFER."

     Notwithstanding the above, except as otherwise provided in Regulation S adopted under the United States Securities Act of 1933, as amended (the "Act"),

        (a) This Option may not be exercised by a U.S. Person (as defined in Section 9 hereof);

        (b) This Option may not be exercised within the United States and the shares of Common Stock issued upon exercise of this Option may not be delivered upon such exercise within the United States;

        (c) The person exercising this Option must either (i) certify to the Company that he is not a U.S. Person and is not exercising this Option on be-half of a U.S. Person or (ii) deliver an opinion of counsel that this Option and the underlying Common Stock have been registered under the Act or are exempt from registration under the Act.

     3. Assignment. Subject to Section 2 hereof, this Option may be transfer-red, sold, assigned or hypothecated, only (a) pursuant to a valid and effective registration statement, or (b) if the Company has received written representa-tions from the Holder and the proposed transferee, in form and substance reasonably acceptable to the Company, establishing that registration of the Option or the Common Stock underlying the Option is not necessary in connection with such transfer, sale, assignment or hypothecation, or (c) if the Company has received from counsel to the Company (or from counsel to the Holder that is reasonably acceptable to the Company) a written opinion, in a form reasonably acceptable to the Company, to the effect that registration of the Option or the Common Stock underlying the Option is not necessary in connec-tion with such transfer, sale, assignment or hypothecation. Any such assign-ment shall be effected by Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering the Option for cancellation at the office or agency of the Company referred to in Section 2 hereof, accompanied by the certification or opinion of counsel to the Company referred to above; and
(iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Option is being acquired by such Holder in conformance with the Act and Regulation S, and is being acquired for investment and not with a view to its distribution or re-sale; whereupon the Company shall issue, in the name or names specified by Holder (including Holder) new Options representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Option sur-rendered. The term "Holder" shall be deemed to include any person to whom this Option is transferred in accordance with the terms herein.

     4. Common Stock. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Option may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Option and all other Options.

     5. No Stockholder Rights. This Option shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

     6. Adjustment of Rights. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, con-solidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number, kind and price of such securities then subject to this Option shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to this Option. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify Holder of the Option of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Option adjusted accordingly.

     7. Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Option which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served per-sonally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively made at the time of confirmation of delivery. The addresses for Holder and the Company are as follows:

          If to Holder:






          If to the Company:

               Tech Electro Industries, Inc.
               4300 Wiley Post Road
               Dallas, Texas  75244-2131
               Attention: Chief Financial Officer

Any party hereto may change its or his address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties hereto.

     8. Governing Law. This Option shall be governed by and construed in accordance with the internal laws of the State of Texas.

     9.   Covenants During the Restricted Period.

          a. The Holder of this Option agrees that during the Restricted Period (as defined on the legend first appearing on the cover page hereof), upon any offer, sale or transfer of the Common Stock (or any interest therein), that the Holder, or any successor, or any Professional (as defined in Section 9(c) hereof) (except for sales of any Common Stock registered under the Act or otherwise exempt from such registration), (A) will not sell to a U.S. Person or an account for the benefit of a U.S. Person or any one believed to be a U.S. Person, (B) will not engage in any efforts to sell the Common Stock in the United States, (C) will, at the time the buy order or transfer is originated, believe the buyer or transferee is outside the United States, and (D) will send to a "Professional" acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of U.S. Persons during the Restrictive Period as provided for herein. The Company will not honor or register, and will not be obligated to honor or register, any transfer or exercise in violation of any of the provisions herein.

          b. For purposes hereof, in general under Regulation S, a "U.S. Person" means any natural person, resident of the United States; any partner-ship or corporation organized or incorporated under the laws of the United States; any estate of which any executor or administrator is a U.S. Person;
any trust of which any trustee is a U.S. Person; any agency or branch of a foreign entity located in the United States; any nondiscretionary account or similar account, other than estate or trust, held by a dealer or other fiduciary for the benefit or account of the U.S. Person; any discretionary account or similar account, other than estate or trust, held by dealer or other fiduciary organized incorporated or, (if an individual) resident of the United States; and any partnership or corporation if organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities and not registered under the Act unless it is organized and incorporated and owned by "accredited investors," as defined under Rule 501(a) under the Act, who are not natural persons, estates or trust. "U.S. Person" is further defined in Rule 9.02(o) under the Act.

          c. A "Professional" is a "distributor" as defined in Rule 9.02(c) of Regulation S under the Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the

Securities); a dealer as defined in Section 2(12) of the U.S. Securities Exchange Act of 1934, as amended (encompassing those who engage in the business of trading or dealing in securities as agent, broker or principal); or a person receiving a selling concession, fee or other remuneration in respect of the Securities sold.

     IN WITNESS WHEREOF, the Company has caused this Option to be signed by its duly authorized officers, and to be dated as of the date set forth above.

                              TECH ELECTRO INDUSTRIES, INC.



                              By:______________________________
                              Name:  Craig D. La Taste
                              Title:  President

ACKNOWLEDGED, AGREED AND ACCEPTED BY HOLDER:






By:________________________________

Its:_______________________________

                                  PURCHASE FORM

                   (To be signed only upon exercise of Option)



          The undersigned, the holder of the foregoing Option hereby irrevocably elects to exercise the purchase rights represented by such Option to exercise ___________ Options for, and to the purchase thereunder, _________ shares of Common Stock and herewith makes payment of $____________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to _______________ whose address(es) is (are)
_________________.




_______       The undersigned hereby certifies to Tech Electro Industries, Inc.
Please        that he is not a U.S. Person and is not exercising this Option on
Initial       behalf of a U.S. Person as defined in Regulation S promulgated
if True       under the U.S. Securities Act of 1933 and this exercise is not taking place within the United States.
                                                  _______________


Dated:____________, ____

                              ______________________________

                              ______________________________
                              Address

                                  TRANSFER FORM

                   (To be signed only upon transfer of Option)



          For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right to purchase shares of Common Stock represented by _________________________ Options, and appoints ____________
____________________ attorney to transfer such rights on the books of _____
____________________, with full power of substitution in the premises.



_______      The undersigned hereby certifies to Tech Electro Industries, Inc.
Please       that he is not a U.S. Person and is not transferring this Option
Initial      to or on behalf of a U.S. Person as defined in Regulation S
if True      promulgated under the U.S. Securities Act of 1933 and this trans-
             fer is not taking place within the United States.



Dated:____________, ____

                              ______________________________
                              Holder


                              ______________________________
                              Address

In the presence of:


_________________________